UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 25, 2021
Elvictor Group, Inc.
(Exact name of registrant as specified in its charter)
Nevada	333-225239	82-3296328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
30 Wall Street (8th Floor), New York, NY 10005
(Address of principal executive offices)
Registrant’s telephone number, including area code		646-491-6601
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5- Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 25, 2021, the Board of Directors of Elvictor Group, Inc., a Nevada corporation (the “Company”), approved and appointed Stavros Galanakis to the position of Vice President of the Company. On the same date, the Board additionally approved and appointed Aikaterini (“Katerina”) Bokou to the position of Chief Financial Officer of the Company.

Biographical Information

Stavros Galanakis is the Founder and Chairman of Elvictor Group, which he founded in 1977. Mr. Galanakis has been a ship owner and ship manager for over 20 vessels, primarily bulk carriers and chemical tankers. He is widely recognized as a pioneer in the field of crewing, having set up the oldest crew services company in Greece, and leading the exploration of new markets when it comes to the supply of labor onboard. During his time with Elvictor Group, he has offered unparalleled solutions to the crewing needs of some of the most reputable ship owners in Greece and abroad, establishing himself as a highly respectable member in the global shipping value network. For such reasons, he was given the honor of the title of Consul General of the Republic of Maldives from 1995 through 2017. His main role as Chairman of Elvictor Group is to safeguard and maintain that all activities of the Group are deployed in purely sustainable, robustly professional, and strictly ethical norms in relation to client-driven activities, as well as ensuring the well-being and fair treatment of seafarers. Mr. Galanakis studied at the University of Athens and is married with three sons and currently resides in Athens, Greece.

Aikaterini (“Katerina”) Bokou has over 12 years of experience as a US listed Group Financial reporting manager in the Shipping and Oil industries. Ms. Bokou is a CPA with 4 years specialized experience in auditing. Ms. Bokou is skilled at US GAAP formatting, complex consolidations, SEC filings, investment appraisals, PPA and acquisition accounting, group valuation, financial modelling, forecasting, budgeting, S-Ox compliance, and Chapter 11 reporting under a restructuring plan. Prior to joining Elvictor Group, Aikaterini Bokou worked as a Financial Reporting Manager with a NYSE listed petroleum network located in Greece, as well as working in the position of Senior Auditor with Ernst & Young in Athens, Greece. Ms. Bokou will bring her extensive experience in financial reporting to her position as Chief Financial Officer of Elvictor Group.

Litigation

During the past ten years, none of the appointees have been the subject of the following events:

1.           A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.           Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.           The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities;

           i)           Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator,  floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

           ii)           Engaging in any type of business practice; or

           iii)           Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4.           The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;

5.           Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.           Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.           Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended, or vacated, relating to an alleged violation of:

           i)           Any Federal or State securities or commodities law or regulation; or

           ii)           Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or

           iii)           Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.           Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Material Plans, Contracts or Other Arrangements

There are currently no material plans, contracts, or other arrangements with the new appointees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elvictor Group, Inc.
(Registrant)
Date:	May 27, 2021
		By:	/s/ Konstantinos Galanakis
		Name:	Konstantinos Galanakis
		Title:	Chief Executive Officer